UNITED STATES

Washington, D.C. 20549
FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2016

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-36837 (Commission File Number)	36-4802442 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously reported in a Current Report filed on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 27, 2016, Energizer Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energizer Reliance, Inc., a Delaware corporation and wholly owned subsidiary of the Company formed for the purpose of effecting the transactions contemplated by the Merger Agreement (“Merger Sub”), Trivest Partners V, L.P. (“Trivest”), as representative of the stockholders (the “Stockholders”) of Holding (defined below), and HandStands Holding Corporation, a Delaware corporation (“Holding”), on May 24, 2016.
On July 1, 2016, pursuant to the terms and conditions of the Merger Agreement, the Company completed its acquisition of Holding when Merger Sub merged with and into Holding (the “Merger”), with Holding continuing as the surviving corporation and a wholly owned subsidiary of the Company. At the effective time of the Merger, each share of Holding common stock issued and outstanding immediately prior to the effective time (other than (i) shares held by or in the treasury of Holding and (ii) shares owned by Stockholders who have properly and timely demanded and perfected appraisal of such shares under Delaware law) were converted into the right to receive a pro rata share of $340 million, subject to adjustments in respect of working capital, cash, debt and transaction expenses (the “Purchase Price”).
The foregoing descriptions of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.
The Merger Agreement has been included in this report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously reported in a Current Report filed on Form 8-K filed with the SEC on May 27, 2016, the Company entered into Incremental Term Loan Amendment No. 1 (the “Amendment to the Credit Agreement”) with the Loan Parties party thereto, JPMorgan Chase Bank, N.A., Citigroup Global Markets, Inc., and Citibank, N.A. on May 24, 2016 in order to borrow $200 million pursuant to a new secured term loan tranche (the “2016 Term Loan”) under the Credit Agreement, dated as of June 1, 2015, with JPMorgan Chase Bank, N.A. and the Lenders party thereto. In connection with the consummation of the Merger on July 1, 2016, the 2016 Term Loan was funded in the amount of approximately $200 million and the proceeds of the 2016 Term Loan were used by the Company to pay a portion of the Purchase Price and to pay the transaction costs with respect to the Merger. Further information regarding the 2016 Term Loan and the Amendment to the Credit Agreement is set forth under the heading “Amendment to the Credit Agreement” in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on May 27, 2016, which description is incorporated herein by reference.
The foregoing description of the Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 8.01. Other Events.
On July 1, 2016, the Company issued a press release announcing the consummation of the Merger. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.
(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1†
Agreement and Plan of Merger, dated as of May 24, 2016, by and among the Company, Merger Sub, Trivest and Holding, incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 27, 2016.

10.1
Incremental Term Loan Amendment No. 1, dated as of May 24, 2016, by and among the Company, the Loan Parties party thereto, JPMorgan Chase Bank, N.A., Citigroup Global Markets, Inc., and Citibank, N.A., incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 27, 2016.

99.1	Press Release issued by the Company on July 1, 2016 announcing the consummation of the Merger.
† We have omitted the schedules to this Exhibit in accordance with Regulation S-K Item 601(b)(2). We agree to supplement a copy of all omitted schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
ENERGIZER HOLDINGS, INC.
By:  /s/ Brian K. Hamm
Brian K. Hamm
Chief Financial Officer
Dated: July 1, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1†
Agreement and Plan of Merger, dated as of May 24, 2016, by and among the Company, Merger Sub, Trivest and Holding, incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 27, 2016.

10.1
Incremental Term Loan Amendment No. 1, dated as of May 24, 2016, by and among the Company, the Loan Parties party thereto, JPMorgan Chase Bank, N.A., Citigroup Global Markets, Inc., and Citibank, N.A., incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 27, 2016.

99.1	Press Release issued by the Company on July 1, 2016 announcing the consummation of the Merger.
† We have omitted the schedules to this Exhibit in accordance with Regulation S-K Item 601(b)(2). We agree to supplement a copy of all omitted schedules to the SEC upon its request.